EXHIBIT 10.1

First Amendment to Membership Interest Purchase Agreement

This First Amendment to Membership Interest Purchase Agreement (this “Amendment”) is made and entered into as of December 5, 2006 by and among WestCo LLC, a Florida limited liability company (the “Buyer”), C&D IT LLC, a Delaware limited liability company (“C&D”), EFG Kirkwood LLC, a Delaware limited liability company (“Kirkwood”) and EFG Palisades LLC, a Delaware limited liability company (“Palisades”) (C&D, Kirkwood and Palisades, each a “Company” and together, the “Companies), and Wilmington Trust Company, not in its individual capacity but solely as Liquidating Trustee of each of AFG Investment Trust C Liquidating Trust and AFG Investment Trust D, each a Delaware liquidating trust (each a “Seller” and together, the “Sellers”).

WHEREAS, the Buyer, the Companies and the Sellers are parties to that certain Membership Interest Purchase Agreement dated July 24, 2006 (the “Agreement”); and

WHEREAS, the Buyer, the Companies and the Sellers desire to amend the Agreement on the terms set forth in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to the Agreement. The parties hereto agree that Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2.
WestCo LLC. The Agreement and certain of the documents executed and delivered by the Buyer in connection therewith have referred incorrectly to the Buyer as “West Co LLC”. The Buyer acknowledges and agrees that, notwithstanding such references, it is bound by all of the terms of the Agreement and each other document executed in connection therewith and all such documents are in full force and effect with respect to the Buyer. The parties agree that all references to “West Co LLC” shall be interpreted to mean “WestCo LLC”.

Except as expressly modified hereby, the Agreement remains in full force and effect.

[The remainder of this page is left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly caused this First Amendment to Membership Interest Purchase Agreement to be executed, as an instrument under seal, as of the date first above written.

The Buyer: WESTCO LLC

Signature: _________________________________

Printed Name: _____________________________

Title: ____________________________________

The Sellers:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Liquidating Trustee of
AFG INVESTMENT TRUST C LIQUIDATING TRUST
and
AFG INVESTMENT TRUST D LIQUIDATING TRUST

Signature: _______________________________

Printed Name: ____________________________

Title: ___________________________________

The Companies: C&D IT LLC

By: AFG Investment Trust C Liquidating Trust and AFG Investment Trust C Liquidating Trust D, its Members and Managers

By: Wilmington Trust Company, not in its individual capacity but solely as Liquidating Trustee

Signature: _________________________________

Printed Name: ______________________________

Title: _____________________________________

EFG KIRKWOOD LLC

By: AFG ASIT Corp., as Manager

Signature: _________________________________

Printed Name: ______________________________

Title: _____________________________________

EFG PALISADES LLC

By: AFG ASIT Corp., as Manager

Signature: _________________________________

Printed Name: ______________________________

Title: _____________________________________

EXHIBIT A

Seller	C&D IT LLC			EFG Kirkwood LLC and EFG Palisades LLC			TOTAL
	Interest	Purchase Price Allocation (net of Deposit)	Deposit Allocation	Interest	Purchase Price Allocation (net of Deposit)	Deposit Allocation
AFG Investment Trust C Liquidating Trust	50%	$830,427.63	$19,572.37	40% Class A Interest	$2,085,238.51	$34,761.49	$2,939,461.84
AFG Investment Trust D Liquidating Trust	50%	$830,427.63	$19,572.37	30% Class A Interest	$1,563,906.23	$26,093.77	$2,470,538.16
TOTAL:		$1,660,855.26	$39,144.74	70% Class A Interest	$3,649,144.74	$60,855.26	$5,410,000.00